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                       Supplement dated November 20, 2000
                      To Prospectus dated October 27, 2000
                   For GE Life & Annuity Separate Account III
                             P1254 4/00 Single Life
                              P1255 4/00 Joint Life

   The purpose of this supplement is to modify certain information contained in your prospectus dated October 27, 2000. The changes reflected in this supplement relate to the following sections of your prospectus.


POLICY SUMMARY, ALLOCATION OF PREMIUMS (PAGE 8)

The first sentence of the first paragraph is amended to read:

         You may allocate your premium among up to ten of the Subaccounts of Separate Account III at any given time.

The third sentence of the first paragraph is amended to read:

         Allocations to the Guarantee Account do not count as one of the ten allocations we permit under the Policy.

POLICY SUMMARY, CASH BENEFITS (PAGE 11)

The third bullet, last sentence, is amended to read:

        A surrender charge will aplly within seven years of the initial premium payment. See Surrenders and Surrender Charge.

THE PORTFOLIOS, SUBACCOUNTS  (PAGE 22)

The paragraph is amended to read:

         We offer you a choice from among 41 Subaccounts, each of which invests in an underlying portfolio of one the Funds. You may invest in up to ten Subaccounts at any one time. Allocations to the Guarantee Account do not count as one of the ten allocations we permit under the Policy.

PREMIUMS, ALLOCATING PREMIUMS (PAGE 42)

The second sentence of the first paragraph is amended to read:

         You may only direct your premiums and Account Value among up to ten Subaccounts at any given time.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

                       Customer Service Line: 800-352-9910

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                               Richmond, VA 23230